Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of City Media, Inc. (the “Registrant”) on Form 10-K for the period ending September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas J. Howells, President, Director, Chief Executive Officer, and Principal Financial Officer, of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date:	November 17, 2014	By:	/s/Thomas J. Howells
Thomas J. Howells
President and Director
Chief Executive Officer and Principal Financial Officer
City Media, Inc.